Exhibit 99.1

News Release Republic First Bancorp, Inc. January 20, 2011

REPUBLIC FIRST BANCORP, INC. REPORTS PROFIT FOR FOURTH QUARTER 2010

Philadelphia, PA, January 20, 2011 (PR Newswire) – Republic First Bancorp, Inc. (NASDAQ: FRBK), the holding company for Republic Bank, today announced its financial results for the period ended December 31, 2010.

During the fourth quarter of 2010, the Company recorded net income of $159,000, or $0.01 per share, compared to a net loss of $2.4 million, or $0.23 per share, for the fourth quarter of 2009.

“Our strategy executed over the course of the current year has resulted in improved quality on the balance sheet and a stronger capital position,” said Harry D. Madonna, the Company’s Chairman and Chief Executive Officer. “Non-performing loans have trended lower for the last two quarters after increasing through the period ended June 30, 2010.”

During 2010, the Company completed several positive initiatives.  “We are very pleased with the progress we’ve made to strengthen the Bank and place ourselves in a position to capitalize on opportunities for growth,” said Madonna. “We believe that our customer-focused retail model will continue to turn our customers into fans and build a successful franchise for shareholders.”

Highlights for the Year Ended December 31, 2010

➢	Raised $30 million in new capital through a common stock offering increasing total Shareholders’ Equity to $88.1 million at December 31, 2010

➢	Capital levels remain strong with a Total Risk-Based Capital ratio of 14.93% and a Tier I Leverage Ratio of 11.01% at December 31, 2010.

➢	Completed re-branding to the name Republic Bank

➢	Successfully opened first “new look” store in Haddonfield, New Jersey

➢	Repositioned the balance sheet and shifted focus to low-cost core deposit growth

➢	Reduced non-performing loan balances for a second consecutive quarter after reaching a peak during the second quarter of 2010

➢	Tangible book value per share as of December 31, 2010 was $3.39

Income Statement

The Company reported net income of $159,000, or $0.01 per share, for the three months ended December 31, 2010, compared to a net loss of $2.4 million, or $0.23 per share, for the three months ended December 31, 2009. The net loss recorded during the fourth quarter of 2009 was mainly attributable to an impairment charge on investment securities and a one-time adjustment of FDIC insurance premiums, neither of which impacted the fourth quarter of 2010.

Net interest income increased to $7.2 million during the quarter ended December 31, 2010, compared to $7.0 million for the quarter ended December 31, 2009.  The Company continues to lower its cost of funds as evidenced by a decrease of 58 basis points to 1.05% for the three months ended December 31, 2010, as compared to 1.63% in the same prior year period.

Balance Sheet

The major components of the balance sheet are as follows (dollars in thousands):

Description	December 31, 2010	December 31, 2009	% Change	September 30, 2010	% Change

Total assets	$876,097	$1,008,642	(13%)	$946,657	(7%)

Total loans (net)	608,911	680,977	(11%)	625,071	(3%)

Total deposits	757,730	882,894	(14%)	825,134	(8%)

Total core deposits *	701,779	719,319	(2%)	705,659	(1%)

*  Core deposits represent total deposits less public and brokered certificates of deposit

Net loans decreased by 11% to $608.9 million as of December 31, 2010, compared to $681.0 million as of December 31, 2009, as the Company continues to reduce exposure in the commercial real estate loan portfolio. Total deposits decreased by $125.2 million, or 14%, as of December 31, 2010 when compared to December 31, 2009, due to the Company’s intentional effort to reduce its dependence on wholesale funding sources through the brokered and public fund certificate of deposit market.

Liquidity remained strong as the Company has currently eliminated the need for outside borrowings and has significantly reduced its dependence on wholesale funding sources.

Core Deposits

Core deposits by type of account are as follows (dollars in thousands):

Description	December 31, 2010	December 31, 2009	% Change	September 30, 2010	% Change	4th Qtr 2010 Cost of Funds

Demand noninterest-bearing	$128,578	$125,618	2%	$111,908	15%	0.00%

Demand interest-bearing	66,283	52,919	25%	62,536	6%	0.66%

Money market and savings	329,742	327,103	1%	335,046	(2%)	1.05%

Certificates of deposit	177,176	213,679	(17%)	196,169	(10%)	1.58%

Total core deposits	$701,779	$719,319	(2%)	$705,659	(1%)	0.99%

Core deposits, excluding certificates of deposit, increased by $19.0 million, or 4%, at December 31, 2010, when compared to December 31, 2009 as the Company continues to focus its efforts on the gathering of low-cost core deposits. At the same time, the Company continues to reduce the deposit cost of funds and increase the net interest margin.

Lending

Loans by type of customer are as follows (dollars in thousands):

Description	December 31, 2010	% of Total	December 31, 2009	% of Total	September 30, 2010	% of Total

Commercial	$78,428	13%	$88,926	13%	$79,118	13%
Owner-occupied	70,833	11%	85,481	12%	72,723	11%
Total commercial	149,261	24%	174,407	25%	151,841	24%

Consumer & residential	22,364	4%	22,359	3%	22,070	3%

Commercial real estate	448,730	72%	497,052	72%	462,049	73%

Total loans	$620,355	100%	$693,818	100%	$635,960	100%

Asset Quality

The Company’s asset quality ratios are highlighted below:

Ratio	December 31, 2010	December 31, 2009	September 30, 2010

Non-performing assets/total assets	6.30%	3.93%	6.23%

Quarterly net loan charge-offs (recoveries)/average loans	(0.58%)	0.46%	0.05%

Allowance for loan losses/gross loans	1.84%	1.85%	1.71%

Allowance for loan losses/non-performing loans	29%	49%	23%

Non-performing assets/capital and reserves	55%	48%	58%

Non-performing loans trended lower for a second consecutive quarter to $40.0 million, or 6.45% of total loans, at December 31, 2010, compared to $48.3 million, or 7.60% of total loans at September 30, 2010. The allowance for loan losses as a percentage of total loans was 1.84% as of December 31, 2010, compared to 1.71% as of September 30, 2010, and 1.85%  as of December 31, 2009.

Capital

The Company’s capital regulatory ratios at December 31, 2010 were as follows:

	Republic First Bancorp, Inc.	Regulatory Guidelines “Well Capitalized”

Leverage Ratio	11.01%	5.00%

Tier 1 Risk Based Capital	13.68%	6.00%

Total Risk Based Capital	14.93%	10.00%

Total shareholders’ equity was $88.1 million at December 31, 2010 which represented a book value per share of $3.39, based on common shares outstanding of approximately 26.0 million.

The Company, along with its banking subsidiary, continue to maintain strong capital ratios and are considered well capitalized under the regulatory guidelines as required by federal banking agencies.

About Republic Bank

Republic Bank is a full-service, state-chartered commercial bank, whose deposits are insured up to the applicable limits by the Federal Deposit Insurance Corporation (FDIC). The Bank provides diversified financial products through its thirteen offices located in Abington, Ardmore, Bala Cynwyd, Plymouth Meeting, Media and Philadelphia, Pennsylvania and Voorhees and Haddonfield, New Jersey.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements”, including statements contained in this release and in the Company's filings with the Securities and Exchange Commission.  The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements.  For example, risks and uncertainties can arise with changes in: general economic conditions, including their impact on capital expenditures; new service and product offerings by competitors and price pressures; and similar items.  You should carefully review the risk factors described in the Form 10-Q for the quarter ended March 31, 2010 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “may”, “believes,” “expect,” “estimate,” “project,” “anticipate,” “should,” “intend,” “probability,” “risk,” “target,” “objective,” and similar expressions or variations on such expressions are intended to identify forward-looking statements.  All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Source:

Republic First Bancorp, Inc.

Contact:

Frank A. Cavallaro, CFO
(215) 735-4422

Republic First Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three months ended					Twelve months ended
(dollars in thousands, except per share amounts)	12/31/10	9/30/10	% Change	12/31/09	% Change	12/31/10	12/31/09	% Change

Income Statement Data:
Net interest income	$7,223	$7,921	(9%)	$6,960	4%	$30,064	$27,415	10%
Provision (recovery) for loan losses	(350)	700	(150%)	1,000	(135%)	16,600	14,200	17%
Non-interest income (loss)	1,589	521	205%	(1,205)	232%	2,839	79	3,494%
Total revenues	8,812	8,442	4%	5,755	53%	32,903	27,494	20%
Non-interest expenses	8,991	7,718	16%	8,555	5%	33,067	30,959	7%
Provision (benefit) for income taxes	12	(44)	127%	(1,368)	101%	(6,074)	(6,223)	2%
Net income (loss)	159	68	134%	(2,432)	107%	(10,690)	(11,442)	7%

Per Common Share Data:
Net income (loss): Basic	$0.01	$-		$(0.23)	104%	$(0.57)	$(1.07)	47%
Net income (loss): Diluted	0.01	-		(0.23)	104%	(0.57)	(1.07)	47%
Book Value	$3.39	$3.47		$6.64		$3.39	$6.64
Weighted average shares outstanding:
Basic	25,967	25,871		10,666		18,593	10,655
Diluted	25,967	25,871		10,666		18,593	10,655

Balance Sheet Data:
Total assets	$876,097	$946,657	(7%)			$876,097	$1,008,642	(13%)
Loans (net)	608,911	625,071	(3%)			608,911	680,977	(11%)
Allowance for loan losses	11,444	10,889	5%			11,444	12,841	(11%)
Investment securities	150,087	156,544	(4%)			150,087	192,395	(22%)
Total deposits	757,730	825,134	(8%)			757,730	882,894	(14%)
Core deposits*	701,779	705,659	(1%)			701,779	719,319	(2%)
Public and brokered certificates of deposit	55,951	119,475	(53%)			55,951	163,575	(66%)
Other borrowed money	-	-	-			-	25,000	(100%)
Subordinated debt	22,476	22,476	-			22,476	22,476	-
Stockholders' equity	88,146	90,161	(2%)			88,146	70,264	25%

Capital:
Stockholders' equity to total assets	10.06%	9.52%				10.06%	6.97%
Leverage ratio	11.01%	10.96%				11.01%	9.36%
Risk based capital ratios:
Tier 1	13.68%	13.33%				13.68%	11.89%
Total Capital	14.93%	14.58%				14.93%	13.14%

Performance Ratios:
Cost of funds	1.05%	1.13%		1.63%		1.20%	1.87%
Deposit cost of funds	0.94%	1.02%		1.49%		1.07%	1.75%
Net interest margin	3.45%	3.75%		3.01%		3.50%	3.13%
Return on average assets	0.07%	0.03%		(0.97%)		(1.14%)	(1.22%)
Return on average total stockholders' equity	0.71%	0.30%		(13.38%)		(13.42%)	(15.32%)

Asset Quality
Net charge-offs/(recoveries) to average loans outstanding	(0.58%)	0.05%				2.73%	1.33%
Non-performing assets to total period-end assets	6.30%	6.23%				6.30%	3.93%
Allowance for loan losses to total period-end loans	1.84%	1.71%				1.84%	1.85%
Allowance for loan losses to non-performing loans	28.62%	22.53%				28.62%	49.32%
Non-performing assets to capital and reserves	55.46%	58.36%				55.46%	47.70%

* Core deposits equal total deposits less public and brokered certificates of deposit

Republic First Bancorp, Inc. Average Balances and Net Interest Income
(unaudited)

	For the three months ended			For the three months ended			For the three months ended
(dollars in thousands)	December 31, 2010			September 30, 2010			December 31, 2009

		Interest			Interest			Interest
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:

Federal funds sold and other
interest-earning assets	$62,508	$40	0.25%	$15,888	$4	0.10%	$101,795	$68	0.27%
Securities	151,510	1,296	3.42%	174,059	1,562	3.59%	127,672	1,298	4.07%
Loans receivable	622,913	8,093	5.15%	653,618	8,766	5.32%	695,391	9,385	5.35%
Total interest-earning assets	836,931	9,429	4.47%	843,565	10,332	4.86%	924,858	10,751	4.61%

Other assets	75,300			78,405			66,143

Total assets	$912,231			$921,970			$991,001

Interest-bearing liabilities:

Demand non interest-bearing	$114,540			$109,617			$101,446
Demand interest-bearing	61,010	$101	0.66%	59,934	$119	0.79%	53,834	$92	0.68%
Money market & savings	336,752	888	1.05%	314,626	839	1.06%	320,613	1,417	1.75%
Time deposits	278,900	878	1.25%	312,364	1,093	1.39%	386,616	1,730	1.78%
Total deposits	791,202	1,867	0.94%	796,541	2,051	1.02%	862,509	3,239	1.49%

Total interest-bearing deposits	676,662	1,867	1.09%	686,924	2,051	1.18%	761,063	3,239	1.69%

Other borrowings	22,508	279	4.92%	26,511	299	4.47%	47,476	495	4.14%

Total interest-bearing liabilities	699,170	2,146	1.22%	713,435	2,350	1.31%	808,539	3,734	1.83%
Total deposits and
other borrowings	813,710	2,146	1.05%	823,052	2,350	1.13%	909,985	3,734	1.63%

Non interest-bearing liabilities	9,052			9,068			8,893
Shareholders' equity	89,469			89,850			72,123
Total liabilities and
shareholders' equity	$912,231			$921,970			$991,001

Net interest income		$7,283			$7,982			$7,017
Net interest spread			3.25%			3.55%			2.78%

Net interest margin			3.45%			3.75%			3.01%

The above tables are presented on a tax equivalent basis.

Republic First Bancorp, Inc. Average Balances and Net Interest Income
(unaudited)

	For the twelve months ended			For the twelvee months ended
(dollars in thousands)	December 31, 2010			December 31, 2009

		Interest			Interest
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:

Federal funds sold and other
interest-earning assets	$31,313	$80	0.26%	$48,580	$118	0.24%
Securities	175,074	6,176	3.53%	96,787	4,633	4.79%
Loans receivable	659,882	34,293	5.20%	736,647	38,943	5.29%
Total interest-earning assets	866,269	40,549	4.68%	882,014	43,694	4.95%

Other assets	73,961			58,106

Total assets	$940,230			$940,120

Interest-bearing liabilities:

Demand non interest-bearing	$116,895			$86,621
Demand interest-bearing	58,467	$427	0.73%	47,174	$310	0.66%
Money market & savings	320,296	3,689	1.15%	281,621	5,258	1.87%
Time deposits	320,194	4,621	1.44%	383,535	8,374	2.18%
Total deposits	815,852	8,737	1.07%	798,951	13,942	1.75%

Total interest-bearing deposits	698,957	8,737	1.25%	712,330	13,942	1.96%

Other borrowings	35,930	1,508	4.20%	57,454	2,113	3.68%

Total interest-bearing liabilities	734,887	10,245	1.39%	769,784	16,055	2.09%
Total deposits and
other borrowings	851,782	10,245	1.20%	856,405	16,055	1.87%

Non interest-bearing liabilities	8,781			9,031
Shareholders' equity	79,667			74,684
Total liabilities and
shareholders' equity	$940,230			$940,120

Net interest income		$30,304			$27,639
Net interest spread			3.29%			2.86%

Net interest margin			3.50%			3.13%

The above tables are presented on a tax equivalent basis.

Republic First Bancorp, Inc.
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	Three months ended			Twelve months ended
(dollars in thousands)	12/31/10	9/30/10	12/31/09	12/31/10	12/31/09

Balance at beginning of period	$10,889	$10,276	$12,644	$12,841	$8,409
Provisions/(recoveries) charged to operating
expense	(350)	700	1,000	16,600	14,200
	10,539	10,976	13,644	29,441	22,609

Recoveries on loans charged-off:
Commercial	905	-	-	1,168	-
Consumer	-	3	-	3	2
Total recoveries	905	3	-	1,171	2

Loans charged-off:
Commercial	-	(90)	(803)	(19,126)	(9,764)
Consumer	-	-	-	(42)	(6)

Total charged-off	-	(90)	(803)	(19,168)	(9,770)

Net (charge-offs)/recoveries	905	(87)	(803)	(17,997)	(9,768)

Balance at end of period	$11,444	$10,889	$12,841	$11,444	$12,841

Net charge-offs/(recoveries) as a percentage
of average loans outstanding	(0.58%)	0.05%	0.46%	2.73%	1.33%

Allowance for loan losses as a percentage of
period-end loans	1.84%	1.71%	1.85%	1.84%	1.85%

Republic First Bancorp, Inc.
Summary of Non-Performing Loans and Assets
(unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2010	2010	2010	2010	2009

Non-accrual loans:
Commercial real estate	$39,302	$45,958	$51,213	$36,144	$25,449
Consumer and other	690	574	599	582	585
Total non-accrual loans	39,992	46,532	51,812	36,726	26,034

Loans past due 90 days or more
and still accruing	-	1,795	-	-	-
Renegotiated loans	-	-	-	-	-

Total non-performing loans	39,992	48,327	51,812	36,726	26,034

Other real estate owned	15,237	10,647	10,647	11,044	13,611

Total non-performing assets	$55,229	$58,974	$62,459	$47,770	$39,645

Non-performing loans to total loans	6.45%	7.60%	7.74%	5.41%	3.75%

Non-performing assets to total assets	6.30%	6.23%	6.69%	4.94%	3.93%

Non-performing loan coverage	28.62%	22.53%	19.83%	37.37%	49.32%

Allowance for loan losses as a percentage
of total period-end loans	1.84%	1.71%	1.54%	2.02%	1.85%

Non-performing assets/capital plus
allowance for loan losses	55.46%	58.36%	63.07%	60.54%	47.70%